UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2009

CIB Marine Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

N27 W24025 Paul Court, Pewaukee, Wisconsin		53072
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-695-6010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

On September 15, 2009, the registrant filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, in the United States Bankruptcy Court for the Eastern District of Wisconsin. The registrant will remain in possession of its assets and properties, and continue to operate its business as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

A copy of a press release, dated September 16, 2009, issued by the Registrant announcing the filing of the Chapter 11 voluntary bankruptcy petition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The registrant issued a shareholder letter on September 16, 2009, a copy of which is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press release issued September 16, 2009.
Exhibit 99.2 - Shareholder letter issued September 16, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIB Marine Bancshares, Inc.

September 16, 2009	By:	John P. Hickey, Jr.

Name: John P. Hickey, Jr.
Title: President & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated September 16, 2009
99.2	Shareholder Letter Issued September 16, 2009